EXHIBIT 99.1 Great Western Bancorp, Inc. and HF Financial Corp. Announce Expected Closing Date and Election Deadline for Merger Sioux Falls, SD – April 19, 2016 – Great Western Bancorp, Inc. (NYSE: GWB) and HF Financial Corp. (NASDAQ: HFFC) today announced that the merger of HF Financial into Great Western is expected to close on or about May 13, 2016, subject to receipt of stockholder approval at the special meeting of HF Financial stockholders scheduled for May 10, 2016 and other customary closing conditions. The parties also announced that the election deadline for holders of HF Financial common stock to elect the form of consideration they wish to receive in the merger will be 5:00 p.m., Eastern Time, on May 10, 2016, unless extended. The election materials, whereby HF Financial stockholders may make elections as to the form of merger consideration they wish to receive, were mailed on or about April 12, 2016 to HF Financial stockholders of record as of April 8, 2016. Questions regarding the election materials may be directed to Innisfree M&A Incorporated, the information agent for the election process, at (888) 750-5834. Election Process for Merger Consideration Holders of HF Financial common stock may elect to receive, for each of their shares of HF Financial common stock, either: (i) $19.50 in cash, or (ii) 0.65 shares of Great Western common stock (plus cash in lieu of any fractional shares of Great Western common stock). All cash and stock elections will be subject to the allocation and proration provisions of the Agreement and Plan of Merger, dated November 30, 2015 (the “Merger Agreement”), which are described in the election materials and in the Proxy Statement/Prospectus dated April 1, 2016 mailed on April 7, 2016 to holders of record of HF Financial common stock as of March 31, 2016 (the “Proxy Statement/Prospectus”). Holders of HF Financial common stock may elect to receive, subject to the allocation and proration provisions, the cash consideration for all of their shares of HF Financial common stock, the stock consideration for all of their shares of HF Financial common stock or a mix of cash consideration for some of their shares of HF Financial common stock and the stock consideration for the remainder of their shares. The allocation and proration provisions of the Merger Agreement are designed to ensure that, on an aggregate basis, approximately 75% of the shares of HF Financial common stock outstanding immediately prior to completion of the merger will be converted into Great Western common stock, with the remaining 25% of shares of HF Financial common stock outstanding prior to completion of the merger to be converted into the cash consideration. As further described in the election materials, to make a valid election, a properly executed election form and letter of transmittal and any stock certificate(s) for HF Financial common stock, together with any other required documents described in the election materials, must be received by Computershare Trust Company, N.A., the exchange agent for the transaction, prior to the election deadline. HF Financial stockholders who hold their shares through a broker, bank, trustee or other nominee should follow the instructions of such broker, bank, trustee or other nominee as to the procedures for making elections and exchanging their shares of HF Financial common stock, which may contain an earlier deadline by which such stockholders will need to submit their election to such broker, bank, trustee or other nominee. HF Financial stockholders should carefully read the Proxy Statement/Prospectus for the transaction, the Merger Agreement and all the election materials provided to them before making their elections as to the form of merger consideration they wish to receive. Any holders of HF Financial common stock who do not make a proper election by the election deadline will have their shares of HF Financial common stock exchanged for cash, shares of Great Western common stock or a combination of cash and shares of Great Western common stock, depending on the valid elections of other HF Financial stockholders in accordance with the allocation and proration provisions of the Merger Agreement. HF Financial stockholders who have questions about the election process, completing the election form or who wish to obtain copies of the election materials may contact Innisfree M&A Incorporated, the information agent for the transaction, at (888) 750-5834 during the hours of 9:00 a.m. to 11:00 p.m., Eastern Time, Monday through Friday, and during the hours of 12:00 p.m. to 6:00 p.m., Eastern Time, Saturday for further information or assistance. Electronic copies of the Merger Agreement and the Proxy Statement/Prospectus, as well as other filings containing information about Great Western and HF Financial, may be obtained at the Securities and Exchange Commission’s website, www.sec.gov, Great Western’s website, www.greatwesternbank.com, or HF Financial’s

EXHIBIT 99.1 website, www.homefederal.com. Copies of the Merger Agreement and the Proxy Statement/Prospectus are also available, free of charge, by directing a request to either Great Western or HF Financial as described below. About Great Western Bancorp, Inc. Great Western Bancorp, Inc. is the holding company for Great Western Bank, a full-service regional bank focused on relationship-based business and agribusiness banking. Great Western Bank offers small and mid-sized businesses a focused suite of financial products and a range of deposit and loan products to retail customers through several channels, including the branch network, online banking system, mobile banking applications and customer care centers. The bank services its customers through 155 branches in seven states: South Dakota, Iowa, Nebraska, Colorado, Arizona, Kansas and Missouri. To learn more about Great Western Bank visit www.greatwesternbank.com. About HF Financial Corporation Home Federal, based in Sioux Falls, SD, is the parent company for financial services companies, including Home Federal Bank, Mid America Capital Services, Inc., dba Mid America Leasing Company, Hometown Investment Services, Inc. and HF Financial Group, Inc. As a publicly traded savings association headquartered in South Dakota, HF Financial Corp. operates with 23 offices in 17 communities, throughout Eastern South Dakota, Minnesota, and North Dakota. The Home Federal operates a branch in the Twin Cities market as Infinia Bank, a Division of Home Federal Bank of South Dakota. To learn more about Home Federal Bank, visit www.homefederal.com. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western’s and HF Financial’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, future events or performance with respect to the proposed merger are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. In particular, the statements included in this press release concerning the anticipated completion of the merger and the expected closing date are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this press release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed; therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Risk Factors” and "Cautionary Statement Regarding Forward-Looking Statements" in the Proxy Statement/Prospectus and, more generally, to the discussion in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Great Western’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015, and the discussion in the sections entitled “Risk Factors” and “Forward-Looking Statements” in HF Financial’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015. Further, any forward-looking statement speaks only as of the date on which it is made, and neither Great Western nor HF Financial undertake any obligation to update any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Important Additional Information and Where to Find It In connection with the Merger Agreement, Great Western has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that contains the Proxy Statement/Prospectus, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF HF FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GREAT WESTERN, HF FINANCIAL AND THE PROPOSED TRANSACTION. The Registration Statement, including the Proxy Statement/Prospectus, and other relevant materials, and any other documents filed by Great Western and HF Financial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. Documents filed by Great Western with the SEC, including the Registration Statement, may also be obtained free of charge from Great Western’s website (www.greatwesternbank.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to Great Western’s Investor Relations contact, David Hinderaker at david.hinderaker@greatwesternbank.com. Documents filed by HF Financial with the SEC may also be obtained free of charge from HF Financial's website (www.homefederal.com)

EXHIBIT 99.1 under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to HF Financial's Investor Relations contact, Pamela F. Russo at prusso@homefederal.com. Participants in a Solicitation Great Western, HF Financial, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HF Financial, in connection with the proposed merger transaction. Information about the directors and executive officers of Great Western is available in Great Western’s definitive proxy statement for its 2016 annual meeting of stockholders as filed with the SEC on January 4, 2016, and other documents subsequently filed by Great Western with the SEC. Information about the directors and executive officers of HF Financial, is available in HF Financial’s definitive proxy statement, for its 2015 annual meeting of stockholders as previously filed with the SEC on October 16, 2015. Other information regarding the participants and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, is contained in the Registration Statement and the Proxy Statement/Prospectus, and other relevant documents regarding the transaction filed with the SEC. No Offer or Solicitation This communication is not a solicitation of a proxy from any stockholder of HF Financial and is not a substitute for the Proxy Statement/Prospectus sent to the stockholders of HF Financial in connection with the proposed merger. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of any applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933. GREAT WESTERN BANCORP, INC. HF FINANCIAL CORP. Media Contact: Ann Nachtigal, 605-988-9217 Stephen Bianchi, 605-333-7556 ann.nachtigal@greatwesternbank.com sbianchi@homefederal.com Investor Relations Contact: David Hinderaker, 605-988-9253 Pamela F Russo, 605-333-7558 david.hinderaker@greatwesternbank.com prusso@homefederal.com